UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  August 20, 2008

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Effective as of August 20, 2008, the Company’s senior credit facility was increased to $165,000,000 from $125,000,000 and the interest rates applicable to borrowings under the facility were increased to reflect current market rates.  The additional borrowing capacity is intended to help meet the Company’s obligations with respect to $68,500,000 of its unsecured private placement notes maturing in August 2009.  Under the terms of the senior credit facility, the Company pays an annual facility fee (initially, 0.25%) and interest on borrowed funds, both of which vary based on the Company’s consolidated leverage ratio (consolidated indebtedness to consolidated capitalization) and current market rates.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 4.1

Third Amendment, dated as of August 20, 2008, to Credit Agreement dated as of July 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  August 20, 2008

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated August 20, 2008

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

4.1

Third Amendment, dated as of August 20, 2008, to Credit Agreement dated as of July 27, 2006

3